UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2004

Time Warner Telecom Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30218	84-1500624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10475 Park Meadows Drive Littleton, Colorado	80124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303 566-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with her new position as President and Chief Executive Officer of Citizens Communications (CZN) effective November 1, 2004, Mary Agnes Wilderotter, independent director of Time Warner Telecom Inc. and member of the Audit and Compensation Committees of the Board of Directors, has advised the Company that she will resign as an independent director of the Company effective November 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Time Warner Telecom Inc.

/s/ Tina Davis
Vice President and Deputy General Counsel
Date : September 27, 2004